UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09191

Name of Fund:   BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock

MuniHoldings Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated by a commitment to sustain the current economic expansion, and ultimately cut interest rates for the first time since 2008 at its July meeting.

Outside of the favorable rate backdrop, municipal technicals remained incredibly supportive with strong demand outpacing moderate supply. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended July 31, 2019, municipal bond funds experienced net inflows of approximately $47 billion (based on data from the Investment Company Institute), although they displayed some bouts of volatility. For the same 12-month period, total	S&P Municipal Bond Index Total Returns as of July 31, 2019 6 months: 4.98% 12 months: 6.93%

new issuance underwhelmed from a historical perspective at just $324 billion (below the $370 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

A Closer Look at Yields

From July 31, 2018 to July 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 77 basis points (“bps”) from 3.01% to 2.24%, while ten-year rates decreased by 93 bps from 2.45% to 1.52% and five-year rates decreased by 86 bps from 1.97% to 1.11% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 38 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds outperformed duration matched U.S. Treasuries, resulting in stretched relative valuations across the curve. However, we believe the impact of tax reform reset the standard for municipal-to-Treasury ratios. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower ratios are likely sustainable as individuals are focused on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. S&P Global Inc.’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2019 ($12.67)(a)	4.17%
Tax Equivalent Yield(b)	7.04%
Current Monthly Distribution per Common Share(c)	$0.0440
Current Annualized Distribution per Common Share(c)	$0.5280
Leverage as of July 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUE(a)(b)	7.72%	7.96%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	14.23	8.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trends in the market.

The Fund’s positions in the transportation and state tax-backed sectors contributed to Fund performance. The Fund’s use of leverage also aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. The Fund’s higher-quality bias was an additional headwind to performance at a time when lower-rated bonds outperformed.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued ten-plus years ago in a higher interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$12.67	$12.36	2.51%	$12.67	$11.28
Net Asset Value	13.92	13.55	2.73	13.92	13.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	40%	35%
County/City/Special District/School District	17	18
Utilities	11	14
Health	11	9
State	10	8
Education	7	10
Housing	2	3
Tobacco	2	2
Corporate	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	1%
2020	3
2021	17
2022	5
2023	22

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	1%	5%
AA/Aa	46	53
A	38	30
BBB/Baa	10	9
N/R(b)	5	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality.

FUND SUMMARY	7

Fund Summary as of July 31, 2019	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2019 ($14.29)(a)	3.86%
Tax Equivalent Yield(b)	8.41%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Leverage as of July 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MCA(a)(b)	12.87%	8.64%
Lipper California Municipal Debt Funds(c)	16.62	8.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

California municipal debt slightly lagged the national index, primarily due to elevated new issuance and a reversion from the state’s outperformance in 2017 and the first half of 2018.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. At the sector level, transportation and health care issues were strong contributors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher. The Fund’s higher-quality focus also detracted at a time in which lower-rated bonds outperformed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.29	$13.30	7.44%	$14.40	$12.34
Net Asset Value	15.79	15.27	3.41	15.79	14.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
County/City/Special District/School District	36%	32%
Health	18	17
Transportation	18	16
Utilities	14	15
Education	9	14
State	2	4
Corporate	1	1
Housing	1	—
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	5%
2020	6
2021	9
2022	1
2023	7

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	4%	9%
AA/Aa	74	72
A	14	13
BBB/Baa	3	3
N/R	5	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2019 ($13.19)(a)	3.87%
Tax Equivalent Yield(b)	7.68%
Current Monthly Distribution per Common Share(c)	$0.0425
Current Annualized Distribution per Common Share(c)	$0.5100
Leverage as of July 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYN(a)(b)	15.69%	9.15%
Lipper New York Municipal Debt Funds(c)	13.76	8.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market

Consistent with trends in the national market, New York municipal bonds struggled early in the period due to higher interest rates and expectations of further Fed tightening. These headwinds dissipated in early 2019, fueling a rally in New York issues and helping the state deliver a competitive return versus the broader U.S. indexes despite its lower duration and higher average credit quality. (Duration is a measure of interest rate sensitivity.) New York tax-exempt issues were further helped by strong demand as the Tax Cuts and Jobs Act of 2017 gave residents of high-tax states more incentive to own in-state bonds. Additionally, New York continued to benefit from its broad and diverse economic base.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The cost of leverage increased due to the Fed’s interest rate hikes, but it eased somewhat late in the period in anticipation of a rate cut in late July.

Positions in the tax-backed, transportation, and education sectors also contributed positively to Fund performance. Additionally, the Fund’s growing allocation to housing issues posted strong returns given the sector’s higher yield and above-average interest rate sensitivity.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$13.19	$11.89	10.93%	$13.19	$11.09
Net Asset Value	14.38	13.74	4.66	14.38	13.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	25%	25%
County/City/Special District/School District	17	15
Education	16	18
Utilities	13	14
State	13	17
Housing	7	2
Health	5	6
Corporate	2	2
Tobacco	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	3
2021	19
2022	5
2023	13

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	11%	20%
AA/Aa	58	48
A	24	23
BBB/Baa	5	5
N/R	2	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2019	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2019 ($13.44)(a)	3.97%
Tax Equivalent Yield(b)	6.71%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of July 31, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYI(a)(b)	13.13%	11.11%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	14.23	8.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and favorable supply-and-demand trends in the market.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. Allocations to longer-term issues added value, as bonds with maturities of ten years and above generally outperformed. The Fund’s weighting in bonds rated A and below was also a positive, as lower-quality issues outpaced the broader market. Positions in 4% coupon securities contributed positively due to the relative strength in this area. Zero-coupon securities, which have above-average interest rate sensitivity, also performed well at a time of falling yields. The Fund further benefited from its allocation to the state tax-backed sector.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

At the sector level, the Fund’s weighting in tobacco issues hurt Fund results. In addition, the loss of positions in older, higher-yielding bonds from calls and maturities negatively impacted the Fund’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$13.44	$12.46	7.87%	$13.45	$11.54
Net Asset Value	14.81	13.98	5.94	14.81	13.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	31%	28%
State	19	19
Health	15	16
County/City/Special District/School District	14	8
Utilities	11	14
Education	6	10
Corporate	2	3
Tobacco	2	1
Housing	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	3%
2020	2
2021	9
2022	4
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	3%	6%
AA/Aa	45	49
A	29	25
BBB/Baa	17	16
N/R(b)	6	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Schedule of Investments July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 124.0%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$940	$1,007,154

Arizona — 1.3%
Arizona IDA, RB, S/F Housing, NCCU Properties LLC, Series A (BAM), 4.00%, 06/01/44	730	765,193
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	2,450	3,208,839

		3,974,032

California — 18.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	2,865	3,013,579
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	1,400	1,632,750
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,800	2,067,336
2nd, 5.25%, 05/01/33	1,410	1,599,589
5.00%, 05/01/44	1,860	2,095,123
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,299,714
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(a)	2,800	2,879,408
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,357,790
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 08/01/21(a)	1,875	2,042,212
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	2,445	2,854,488
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	2,000	2,085,020
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	2,670	2,908,725
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	5,905	6,841,533
5.25%, 05/15/38	1,675	1,890,924
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	5,860,250
5.50%, 11/01/31	3,130	3,662,569
5.50%, 11/01/33	3,000	3,497,880
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	1,260	1,447,236
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	940	1,104,801

		57,140,927

Colorado — 1.4%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,740,735
5.50%, 11/15/30	565	653,394
5.50%, 11/15/31	675	779,085
Colorado Health Facilities Authority, Refunding RB, AdventHealth Obligated Group, 4.00%, 11/15/43(b)	1,205	1,328,850

		4,502,064

Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	2,034,777

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	$1,015	$1,191,579

		3,226,356

Delaware — 0.5%
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	1,400	1,615,166

Florida — 19.9%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,617,064
County of Broward Florida Airport System, ARB, Series A, AMT:
5.00%, 10/01/45	1,440	1,657,598
5.13%, 10/01/38	5,665	6,344,234
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,452,217
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,674,575
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	135	138,141
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	1,995,933
Series A, 5.50%, 10/01/42	3,000	3,366,090
Series B, AMT, 6.25%, 10/01/38	800	918,768
Series B, AMT, 6.00%, 10/01/42	1,060	1,208,707
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,607,388
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT:
5.00%, 10/01/31	5,155	5,656,839
5.00%, 10/01/32	5,000	5,476,850
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/34(a)	7,600	7,600,000
Florida Development Finance Corp., RB, VRDN, Virgin Trains USA Passenger Rail Project, Series B, AMT, 1.90%, 01/01/49(c)	3,045	3,045,515
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,805	2,051,310
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	6,965	7,575,413

		62,386,642

Georgia — 0.7%
County of Fulton Development Authority, RB, Georgia Institute of Technology, 4.00%, 06/15/49	815	894,854
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,282,737

		2,177,591

Hawaii — 1.7%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,214,895
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	740	842,379
5.25%, 08/01/26	1,205	1,370,145

		5,427,419

Illinois — 13.8%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/41	1,140	1,256,747
5.50%, 01/01/28	1,000	1,125,320
5.50%, 01/01/29	1,500	1,686,915
5.38%, 01/01/33	2,000	2,217,540

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	$1,680	$1,788,914
3rd Lien, Series A, 5.75%, 01/01/39	320	337,165
3rd Lien, Series C, 6.50%, 01/01/21(a)	9,085	9,767,284
Senior Lien, Series D, AMT, 5.00%, 01/01/42	735	839,664
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	2,940	3,145,065
5.25%, 12/01/40	1,500	1,598,175
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,136,190
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,379,715
5.50%, 12/01/38	1,205	1,312,884
5.25%, 12/01/43	2,960	3,169,124
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	975	1,155,677
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	2,350	2,535,133
6.00%, 06/01/21	670	728,833
State of Illinois, GO:
5.25%, 02/01/31	1,495	1,626,650
5.25%, 02/01/32	2,320	2,517,664
5.50%, 07/01/33	1,000	1,090,670
5.50%, 07/01/38	700	760,032

		43,175,361

Indiana — 0.2%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	460	502,214

Iowa — 0.7%
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,950	2,125,402

Louisiana — 1.3%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	2,225	2,530,025
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	1,630	1,633,016

		4,163,041

Maryland — 2.8%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,863,560
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	4,780	5,789,727

		8,653,287

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	420	478,787
Emerson College Issue, Series A, 5.25%, 01/01/42	940	1,100,054
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	2,265	2,634,648
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	745	866,882
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	485	492,474

		5,572,845

Michigan — 1.5%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	3,420	3,662,307

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	$895	$1,042,102

		4,704,409

Minnesota — 0.3%
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	985	1,067,218

Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,673,938
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,159,060
State of Mississippi, RB, Series A:
5.00%, 10/15/37	565	688,797
4.00%, 10/15/38	2,815	3,107,338

		7,629,133

Montana — 0.1%
Montana State Board of Housing, RB, S/F Housing, Series B-2:
3.50%, 12/01/42	175	183,355
3.60%, 12/01/47	265	277,667

		461,022

Nevada — 4.4%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	1,130	1,310,755
City of Reno Nevada, Refunding RB, Series A-1 (AGM):
4.00%, 06/01/43	2,690	2,846,423
4.00%, 06/01/46	2,910	3,074,328
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	3,210	3,254,234
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	2,065	2,536,770
5.00%, 06/01/37	500	611,940

		13,634,450

New Jersey — 7.1%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,940	2,161,082
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	1,355	1,505,405
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,790,850
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	2,400	2,535,960
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,980	3,460,346
Transportation System, Series AA, 5.50%, 06/15/39	3,040	3,361,419
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	2,735	3,238,432
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	2,355	2,686,090
Sub-Series B, 5.00%, 06/01/46	445	481,708

		22,221,292

New York — 5.6%
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	580	621,893
5.75%, 02/15/47	360	380,326

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(a)	$8,500	$9,313,705
Series A-1, 5.25%, 11/15/39	1,550	1,763,451
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(a)	1,470	1,557,318
5.38%, 06/15/43	750	785,970
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,105,920
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	975,120

		17,503,703

Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,500	2,815,275

Oregon — 0.4%
State of Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,324,334

Pennsylvania — 10.4%
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	185	216,393
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,485	1,783,589
5.00%, 03/01/43	1,100	1,315,424
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 5.00%, 09/01/48	1,690	1,992,949
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,673,416
Pennsylvania Economic Development Financing Authority, RB, VRDN, Waste Management, Inc. Project, AMT, 2.15%, 07/01/41(c)	330	336,039
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	3,000	3,126,240
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	2,490	2,933,469
Pennsylvania Turnpike Commission, RB:
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,686,906
Subordinate, Series A, 5.00%, 12/01/44	8,110	9,536,306
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/47	1,600	1,957,120
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/37	2,500	2,776,475
5.25%, 06/01/43	1,100	1,211,738

		32,546,064

South Carolina — 5.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,291,476
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	2,940	3,368,182
5.50%, 07/01/41	2,500	2,805,300
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,360	1,606,731
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,870	2,151,678
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,110,210
State of South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,000	1,129,180

		16,462,757

Security	Par (000)	Value

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	$3,000	$3,401,010

Texas — 8.2%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	2,345	2,616,668
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	2,010	2,461,546
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	2,500	3,007,175
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,673,673
Series H, 5.00%, 11/01/37	1,810	1,930,311
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,455,623
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	5,480	5,961,966
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/48	1,775	2,108,789
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,070	1,190,867
Texas Private Activity Bond Surface Transportation Corp., RB, Segment 3C Project, AMT, 5.00%, 06/30/58(b)	1,860	2,147,147

		25,553,765

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	3,045,701

Virginia — 2.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	945	1,013,843
Virginia Small Business Financing Authority, RB, AMT:
95 Express Lanes LLC Project, 5.00%, 07/01/49	1,035	1,096,986
Transform 66 P3 Project, 5.00%, 12/31/49	4,000	4,552,560

		6,663,389

Washington — 6.4%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	2,400	2,546,016
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, Series C, 5.00%, 05/01/37	2,485	2,956,976
Series A, 5.00%, 05/01/43	660	773,962
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,224,700
5.00%, 07/01/38	1,155	1,407,321
State of Washington, GO:
Series C, 5.00%, 02/01/36	7,565	9,247,305
Various Purposes, Series B, 5.25%, 02/01/21(a)	1,865	1,978,467

		20,134,747

Wisconsin — 1.0%
Public Finance Authority, Refunding RB, The Evergreens Obligated Group, 5.00%, 11/15/49(b)	570	647,537
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	2,065	2,475,130

		3,122,667

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	570	661,382

Total Municipal Bonds — 124.0% (Cost — $360,363,142)		388,601,819

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 2.9%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	$7,499	$8,977,203

Colorado — 1.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(e)(f)	3,262	3,963,751

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,061	3,554,486

Illinois — 3.2%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	760	760,413
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	1,980	2,278,184
Series B, 5.00%, 01/01/40	6,148	7,120,566

		10,159,163

Louisiana — 3.1%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Junior Lien, Series B (AGM):
4.00%, 12/01/44	3,623	3,873,464
4.00%, 12/01/49	5,449	5,826,640

		9,700,104

Maryland — 4.7%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	2,499	2,962,192
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	9,817	11,630,141

		14,592,333

Michigan — 2.4%
Michigan Finance Authority, RB:
McLaren Health Care, Series A, 4.00%, 02/15/44	3,332	3,611,022
Multi Model- McLaren Health Care, 4.00%, 02/15/47	3,728	4,039,243

		7,650,265

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	1,500	1,579,714

New York — 6.2%
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,453,667
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,172,259
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(e)	4,400	4,803,478

		19,429,404

Pennsylvania — 4.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(e)	3,600	3,959,604
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38(e)	5,927	6,528,635
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,290,592

		12,778,831

Security	Par (000)	Value

Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$4,296	$4,741,148

Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	2,504	2,507,811

Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(e)	3,720	4,438,481

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.2% (Cost — $98,746,432)		104,072,694

Total Long-Term Investments — 157.2% (Cost — $459,109,574)		492,674,513

	Shares

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class,
1.27%(g)(h)	10,454,186	10,456,277

Total Short-Term Securities — 3.3% (Cost — $10,455,527)		10,456,277

Total Investments — 160.5% (Cost — $469,565,101)		503,130,790

Liabilities in Excess of Other Assets — (0.0)%		(73,992)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.7)%		(58,650,671)

VMTP Shares at Liquidation Value — (41.8)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$313,406,127

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to November 1, 2026, is $13,124,918. See Note 4 of the Notes to Financial Statements for details.

(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

(h)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,901,453	7,552,733	10,454,186	$10,456,277	$93,852	$3,558	$461

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	16	09/19/19	$2,039	$(6,772)
Long U.S. Treasury Bond	91	09/19/19	14,159	(204,004)
5-Year U.S. Treasury Note	48	09/30/19	5,643	(6,232)

				$(217,008)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$217,008	$—	$217,008

(a)

Net cumulative unrealized depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,810,464)	$—	$(1,810,464)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(291,462)	$—	$(291,462)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$22,884,393

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$492,674,513	$—	$492,674,513
Short-Term Securities	10,456,277	—	—	10,456,277

	$10,456,277	$492,674,513	$—	$503,130,790

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(217,008)	$—	$—	$(217,008)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(58,458,229)	$—	$(58,458,229)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(189,458,229)	$—	$(189,458,229)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments July 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 90.1%

California — 90.1%

Corporate — 3.1%
California Pollution Control Financing Authority, RB, Republic Services, Inc. Project, AMT, 1.50%, 11/01/42(a)(b)	$1,875	$1,874,047
California Pollution Control Financing Authority, Refunding RB, VRDN, Republic Services, Inc. Project, Series A, AMT, 1.55%, 08/01/23(a)(b)	7,810	7,808,969
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	4,000	4,441,800
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,444,594

		16,569,410

County/City/Special District/School District — 33.1%
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(c):
0.00%, 08/01/32	250	170,068
0.00%, 08/01/33	500	322,785
0.00%, 08/01/34	505	309,939
0.00%, 08/01/35	545	318,247
0.00%, 08/01/36	500	278,165
0.00%, 08/01/37	650	345,105
0.00%, 08/01/38	630	318,982
0.00%, 08/01/39	750	362,378
0.00%, 08/01/40	1,850	851,666
0.00%, 08/01/41	305	133,767
0.00%, 02/01/42	350	149,842
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 03/01/32	1,050	1,186,080
City of Sacramento California Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/48	3,750	4,473,675
County of Orange California Water District, COP, Refunding, 5.25%, 08/15/19(d)	9,045	9,059,020
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(d)	2,755	2,971,185
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,200,656
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 08/01/46	3,700	4,530,280
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/37	2,725	3,112,386
Gavilan Joint Community College District, GO, Election of 2004, Series D(d):
5.50%, 08/01/21	2,165	2,358,573
5.75%, 08/01/21	8,400	9,192,540
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(d)	2,500	2,748,325
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 08/01/21(d)	1,880	2,047,658
Hayward Unified School District, GO, Series A (BAM), 4.00%, 08/01/48	2,000	2,156,140
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,625,399
Menifee Union School District, GO, Series B (BAM), 4.00%, 08/01/43	5,370	5,906,087
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 08/01/34	4,500	5,139,945

Security	Par (000)	Value

County/City/Special District/School District (continued)
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 08/01/21(d)	$8,140	$8,827,667
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 08/01/34(d)	7,490	7,490,000
Perris Union High School District, GO, Election of 2012, Series B (BAM), 5.25%, 09/01/39	2,715	3,280,643
Perris Union High School District, COP, Refunding School Financing Project (BAM), 4.00%, 10/01/43	10,000	10,959,300
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	5,455	5,972,352
RNR School Financing Authority, Special Tax Bonds, Community Facilities District No. 92-1, Series A (BAM):
5.00%, 09/01/37	1,500	1,766,565
5.00%, 09/01/41	3,000	3,511,230
San Diego California Unified School District, GO, Series B, 3.25%, 07/01/48	2,000	2,036,420
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,570	2,579,972
5.75%, 05/01/42	4,500	4,816,035
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A:
5.00%, 06/01/32	3,375	3,849,761
5.00%, 06/01/39	5,800	6,543,154
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 08/01/20(d)	6,475	6,734,194
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,000	3,227,280
Santa Clara Unified School District, GO, Election of 2018, 3.25%, 07/01/44	3,000	3,049,170
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(d)	5,600	5,621,560
State of California, GO, Various Purpose, 4.00%, 04/01/49	5,550	6,115,933
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 08/01/21(d)	7,680	8,404,608
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,916,915
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(d)	6,140	6,658,707
Election of 2010, Series B, 5.50%, 08/01/39	3,000	3,437,940
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,200

		179,933,499

Education — 6.0%
California Educational Facilities Authority, RB, Series A, 5.00%, 10/01/53	10,000	11,911,100
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(d)	2,750	3,079,450
California School Finance Authority, RB, Series A(a):
Alliance for College-Ready Public Schools Projects, 5.00%, 07/01/36	755	846,362
Kipp Socal Projects, 5.00%, 07/01/54	650	765,973
California School Finance Authority, Refunding RB, Aspire Public Schools - Obligated Group, 5.00%, 08/01/46(a)	1,250	1,372,125
California Statewide Communities Development Authority, RB, University of California, Irvine East Campus, Series A, 5.00%, 05/15/37	4,000	4,729,720
California Statewide Communities Development Authority, Refunding RB, CHF-Irvine LLC:
5.00%, 05/15/33	2,625	3,100,519
5.00%, 05/15/40	2,250	2,606,580
University of California, RB, 5.25%, 05/15/36	3,680	4,326,208

		32,738,037

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 10.6%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	$10,000	$10,783,800
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,234,435
Sutter Health, Series B, 6.00%, 08/15/20(d)	7,715	8,115,100
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A:
4.00%, 03/01/43	1,400	1,445,038
4.00%, 03/01/39	985	1,055,644
California Municipal Finance Authority, Refunding RB, Series A:
Community Medical Centers, 5.00%, 02/01/42	4,000	4,606,440
HumanGood California Obligated Group(e):
4.00%, 10/01/35	1,000	1,096,400
4.00%, 10/01/44	1,000	1,070,140
5.00%, 10/01/44	1,665	1,917,331
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,580,550
Huntington Memorial Hospital Project, 4.00%, 07/01/48	1,780	1,861,542
Methodist Hospital of Southern California, 4.25%, 01/01/43	3,450	3,719,169
Sutter Health, Series A, 6.00%, 08/15/20(d)	4,130	4,344,347
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	2,595	2,737,388
4.00%, 04/01/47	1,320	1,376,905
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,361,962
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,860	3,071,240

		57,377,431

Housing — 1.7%
Freddie Mac Multifamily Maryland Certificates, RB, M/F Housing, Pass-Through, Class A, 3.35%, 11/25/33	8,594	9,359,089

State — 2.7%
State of California, GO, Various Purposes:
6.00%, 03/01/33	5,500	5,652,735
6.00%, 11/01/39	3,510	3,549,558
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.50%, 11/01/33	2,575	3,002,347
Sub-Series I-1, 6.13%, 11/01/19(d)	2,615	2,647,870

		14,852,510

Tobacco — 1.4%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/33	2,175	2,552,515
5.00%, 06/01/35	3,215	3,739,720
3.50%, 06/01/36	1,305	1,322,435

		7,614,670

Transportation — 20.9%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,729,230
Bay Area Toll Authority, Refunding RB, Subordinate, Series S-8, 3.00%, 04/01/54	15,000	14,594,250
California Municipal Finance Authority, ARB, AMT:
Senior Lien, Linxs APM Project, 5.00%, 12/31/43	6,500	7,580,625
4.00%, 12/31/47	7,500	7,855,275

Security	Par (000)	Value

Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.25%, 05/01/33	$1,900	$2,155,474
5.00%, 05/01/40	3,785	4,269,215
5.00%, 05/01/44	2,660	2,996,251
5.00%, 05/01/44(e)	6,000	7,207,800
5.00%, 05/01/49(e)	3,500	4,170,250
City & County of San Francisco Airport Commission, Refunding RB, AMT, San Francisco International Airport, Series D, 5.00%, 05/01/43	7,715	9,132,091
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Sub-Series B, 5.00%, 05/15/40	2,500	2,566,025
Series D, AMT, 5.00%, 05/15/35	2,000	2,334,640
Series D, AMT, 5.00%, 05/15/36	1,500	1,741,335
City of Los Angeles Department of Airports, ARB, AMT, Subordinate, Series C, 5.00%, 05/15/38	3,215	3,863,755
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,608,851
Series A, 5.00%, 03/01/47	6,770	7,882,175
Series A-1, 6.25%, 03/01/34	1,400	1,501,584
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,750	2,089,255
Senior Series A, 5.00%, 07/01/41	2,500	2,989,625
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,170,860
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 07/01/40	6,350	6,544,310
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	6,000	6,962,520
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/34(d)	4,530	4,530,000
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	200	228,014

		113,703,410

Utilities — 10.6%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(d)	5,000	5,363,050
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,430,800
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(d)	1,325	1,369,215
5.00%, 06/01/28	675	697,505
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	10,000	10,792,600
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.25%, 11/01/19(d)	6,280	6,346,568
5.00%, 11/01/36	2,335	2,781,242
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(d)	4,000	4,298,800
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Sub-Series A, 5.00%, 06/01/20(d)	5,000	5,166,850
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	5,000	5,734,350

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
San Diego Public Facilities Financing Authority, Refunding RB, Subordinated, Series A, 5.25%, 08/01/47	$5,000	$6,271,200

		57,252,180

Total Municipal Bonds — 90.1% (Cost — $460,325,170)		489,400,236

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 78.7%

County/City/Special District/School District — 27.4%
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure, 5.00%, 06/01/48	9,500	11,375,490
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,816,699
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 08/01/40	6,585	7,174,025
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	21,043,043
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	5,000	5,525,150
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(g)	7,075	8,720,785
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(d)	9,596	9,596,386
Los Angeles County Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51(g)	11,420	13,600,535
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(d)	11,000	11,440,330
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,876,555
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	11,975,385
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	18,854,020

		148,998,403

Education — 9.4%
University of California, RB, Series AM, 5.25%, 05/15/44	9,210	10,706,072
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	13,002	15,527,961
Series I, 5.00%, 05/15/40	21,105	24,897,778

		51,131,811

Health — 19.0%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	13,280	14,521,547
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	7,036,620
Sutter Health, Series A, 4.00%, 11/15/42	7,500	8,123,100
5.00%, 08/15/52	10,000	11,081,500
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,218,515
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	6,018	6,525,928
Sutter Health, Series A, 5.00%, 08/15/43	24,940	28,988,760
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,860	21,661,699

		103,157,669

Security	Par (000)	Value

State — 0.7%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	$3,000	$3,656,160

Transportation — 9.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge(g):
4.00%, 04/01/42	11,250	12,185,211
4.00%, 04/01/49	6,555	7,031,286
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/46	5,000	5,787,500
Series D, 5.00%, 05/15/41	13,311	15,323,091
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,287,640
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,336,550

		50,951,278

Utilities — 12.8%
Anaheim Public Financing Authority, Refunding RB, Anaheim Convention Center Expansion Project, Series A:
5.00%, 05/01/39	6,000	6,912,000
5.00%, 05/01/46	13,500	15,412,950
Beaumont Public Improvement Authority, RB, Series A (AGM), 5.00%, 09/01/49	6,000	7,176,300
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(d)	4,380	4,423,756
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	6,290	7,391,316
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	18,367,430
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,855,805

		69,539,557

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 78.7% (Cost — $400,976,516)		427,434,878

Total Long-Term Investments — 168.8% (Cost — $861,301,686)		916,835,114

	Shares

Short-Term Securities — 2.3%
BlackRock Liquidity Funds California Money Fund, Institutional Class,
1.00%(h)(i)	12,443,051	12,445,540

Total Short-Term Securities — 2.3% (Cost — $12,445,540)		12,445,540

Total Investments — 171.1% (Cost — $873,747,226)		929,280,654

Liabilities in Excess of Other Assets — (3.0)%		(16,145,504)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (37.5)%		(203,749,309)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.6)%		(166,199,884)

Net Assets Applicable to Common Shares — 100.0%		$543,185,957

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to June 1, 2026, is $25,985,300. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	12,443,051	12,443,051	$12,445,540	$35,511	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	349,727	(349,727)	—	—	8,242	(11)	(25)

				$12,445,540	$43,753	$(11)	$(25)

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the Fund as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	39	09/19/19	$4,969	$(47,621)
Long U.S. Treasury Bond	205	09/19/19	31,897	(618,442)
5-Year U.S. Treasury Note	76	09/30/19	8,934	3,353

				$(662,710)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,353	$—	$3,353

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$666,063	$—	$666,063

(a)

Net cumulative unrealized depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Quality Fund, Inc. (MCA)

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,681,849)	$—	$(3,681,849)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(730,371)	$—	$(730,371)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$47,454,801

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$916,835,114	$—	$916,835,114
Short-Term Securities	12,445,540	—	—	12,445,540

	$12,445,540	$916,835,114	$—	$929,280,654

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$3,353	$—	$—	$3,353
Liabilities:
Interest rate contracts	(666,063)	—	—	(666,063)

	$(662,710)	$—	$—	$(662,710)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(202,701,605)	$—	$(202,701,605)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(369,201,605)	$—	$(369,201,605)

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 126.8%

New York — 126.5%

Corporate — 3.0%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$930	$1,006,706
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	12,070	16,189,612

		17,196,318

County/City/Special District/School District — 21.5%
City of New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 08/01/32	490	541,122
Fiscal 2014, Series E, 5.00%, 08/01/32	2,040	2,318,684
Series E, 5.50%, 08/01/25	5,435	6,351,613
City of New York, GO:
Series A-1, 5.00%, 08/01/35	1,950	2,083,672
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,383,332
Sub-Series D-1, 5.00%, 10/01/33	8,350	8,982,095
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	1,300	1,479,985
SubSeries A-1, 3.00%, 08/01/45(a)	2,730	2,717,688
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/56(b)	7,825	2,184,740
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	7,370	8,629,386
5.00%, 11/15/45	13,995	16,344,621
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(b)	5,000	2,684,000
(AMBAC), 5.00%, 01/01/39	1,750	1,753,955
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,000	1,003,690
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,400	6,415,040
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,250	2,256,052
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,650	9,668,335
City of New York New York Industrial Development Agency, RB, CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(b)	4,330	1,948,933
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	3,320	3,618,667
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	975	1,164,677
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,900,054
County of Nassau New York, GO, Series A, 5.00%, 01/15/31	1,770	2,145,913
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	2,185	2,650,995
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	800	970,712
5.00%, 02/15/42	6,225	7,501,747
4.00%, 02/15/44	2,685	2,942,841
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, Series B(b):
CAB, Sub Lien, 0.00%, 11/15/32	685	463,779
0.00%, 11/15/42	2,640	1,147,370
0.00%, 11/15/47	6,740	2,402,675
0.00%, 11/15/48	3,550	1,253,931
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,765,217
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,131,720

Security	Par (000)	Value

County/City/Special District/School District (continued)
4 World Trade Center Project, 5.75%, 11/15/51	$3,000	$3,274,920
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,090	1,149,961
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,725	4,015,028

		122,247,150

Education — 23.9%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	287,380
5.00%, 12/01/32	100	114,763
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	2,000	2,083,800
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	525	597,209
Manhattan College Project, 4.00%, 08/01/42	975	1,045,853
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	117,757
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	2,265	2,604,659
American Museum of Natural History, 5.00%, 07/01/41	825	941,837
Carnegie Hall, 4.75%, 12/01/39	3,550	3,585,855
Carnegie Hall, 5.00%, 12/01/39	2,150	2,173,478
Wildlife Conservation Society, 5.00%, 08/01/42	750	836,415
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,740	5,933,266
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 05/01/31	2,305	2,466,073
5.25%, 05/01/32	1,000	1,069,030
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 05/01/28	750	911,415
Series A, 5.00%, 05/01/29	4,060	4,927,663
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,095,630
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	685	833,905
5.00%, 07/01/48	1,030	1,244,230
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	1,180	1,419,009
4.00%, 07/01/46	2,235	2,413,822
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	815	952,026
5.00%, 07/01/43	2,940	3,431,862
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 07/01/21(c)	3,885	4,141,876

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 07/01/23(c)	$1,440	$1,660,507
4.00%, 07/01/39	500	542,115
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,289,520
5.00%, 12/01/36	1,150	1,236,342
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	531,195
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(c):
5.25%, 01/01/21	860	911,222
5.50%, 01/01/21	500	531,530
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	675	698,173
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,203,671
Fordham University, Series A, 5.00%, 07/01/21(c)	325	349,590
Fordham University, Series A, 5.50%, 07/01/21(c)	1,550	1,681,921
General Purpose, Series A, 5.00%, 02/15/36	5,500	6,136,130
New School (AGM), 5.50%, 07/01/20(c)	4,050	4,213,377
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	4,580	6,688,357
New York University, Series B, 5.00%, 07/01/37	600	661,176
New York University, Series B, 5.00%, 07/01/42	3,240	3,550,100
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	800	825,264
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	2,035	2,095,317
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,589,115
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,103,480
Barnard College, Series A, 5.00%, 07/01/34	1,150	1,351,434
Barnard College, Series A, 4.00%, 07/01/37	240	262,082
Barnard College, Series A, 5.00%, 07/01/43	2,520	2,937,715
Cornell University, Series A, 5.00%, 07/01/40	700	723,156
Fordham University, 5.00%, 07/01/44	2,130	2,436,230
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,606,417
New York University, Series A, 5.00%, 07/01/31	3,955	4,386,411
New York University, Series A, 5.00%, 07/01/37	4,775	5,261,859
Rochester Institute of Technology, 5.00%, 07/01/42	750	814,245
Series B, 5.00%, 02/15/37	2,130	2,582,348
Series E, 5.25%, 03/15/33	2,250	2,717,797
St. John’s University, Series A, 5.00%, 07/01/37	2,240	2,612,758
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	4,195	4,792,913
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	8,735	9,961,831
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,619,854
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	2,490	3,000,176
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	1,140	1,344,505
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,475	1,796,329

Security	Par (000)	Value

Education (continued)
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	$1,645	$1,963,850

		135,898,825

Health — 8.2%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,200	2,244,506
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/30	250	261,458
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/34	490	511,300
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	2,760	2,912,462
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	836,712
5.00%, 12/01/46	1,280	1,469,914
Series A, 5.00%, 12/01/32	830	911,705
Series A, 5.00%, 12/01/37	350	381,423
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,650	5,962,275
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	625	718,413
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,913,564
State of New York Dormitory Authority, RB:
New York University Hospitals Center, Series A, 5.75%, 07/01/20(c)	3,450	3,599,005
New York University Hospitals Center, Series A, 6.00%, 07/01/20(c)	1,100	1,149,995
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,050,280
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	300	314,313
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 4.00%, 07/01/45	745	790,996
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,625	3,146,220
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	4,000	4,276,320
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(c)	9,220	9,896,748
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,525	4,132,287

		46,479,896

Housing — 6.6%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,865	7,709,532
5.00%, 07/01/33	1,675	1,888,177
City of New York Housing Development Corp., Refunding RB, M/F Housing:
8 Spruce Street, Class F, 4.50%, 02/15/48	1,230	1,303,161
Sustainable Neighborhood, Series B1-A, 3.65%, 11/01/49	1,245	1,287,728
Sustainable Neighborhood, Series B1-A, 3.75%, 11/01/54	1,725	1,799,641

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	$2,445	$2,450,330
State of New York HFA, RB, M/F Affordable Housing:
Green Bond, Climate Bond Certified, Series D (SONYMA), 3.80%, 11/01/49	2,050	2,135,280
Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,101,033
Series E (SONYMA), 3.80%, 11/01/49	1,090	1,135,344
State of New York HFA, RB, M/F Housing:
Green Bonds, Series H, 4.15%, 11/01/43	1,650	1,762,943
Green Bonds, Series H, 4.20%, 11/01/48	1,095	1,166,865
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,516,020
State of New York Mortgage Agency, Refunding RB:
S/F Housing, Series 194, AMT, 3.80%, 04/01/28	3,780	3,972,289
S/F Housing, Series 217, 3.80%, 04/01/45	1,080	1,114,646
S/F Housing, Series 213, 4.20%, 10/01/43	2,305	2,475,247
Series 190, 3.80%, 10/01/40	3,470	3,550,539
Series 218, AMT, 3.60%, 04/01/33	1,095	1,141,132
Series 218, AMT, 3.85%, 04/01/38	395	410,101

		37,920,008

State — 16.6%
City of New York Transitional Finance Authority, BARB, Series S-3, 5.25%, 07/15/36	1,910	2,400,985
City of New York Transitional Finance Authority Building Aid Revenue, BARB, Fiscal 2015, Series S-1, 5.00%, 07/15/37	2,000	2,335,520
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	6,070	6,798,400
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,131,600
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,948,452
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	4,000	4,718,760
Future Tax Secured Subordinate Bonds, SubSeries A-1, 5.00%, 08/01/40	1,025	1,252,150
Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/42	7,175	8,598,879
Series A-2, 5.00%, 08/01/38	4,105	4,964,997
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 08/01/38(c)	1,500	1,517,190
Green Bond, Climate Bond Certified, Sub-Series A-3 (AGM), 4.00%, 11/15/19	1,035	1,131,503
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	3,835	4,317,673
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,610	1,961,866
Bidding Group Bond, 4.00%, 02/15/46	2,835	3,076,712
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,086,090
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	2,280	2,733,606
Group C, Sales Tax, Series A, 5.00%, 03/15/41	8,550	10,185,615
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	3,900	4,265,352
Master BOCES Program Lease (AGC), 5.00%, 03/15/45(c)	1,750	1,752,520
Sales tax, Group B, Series A, 5.00%, 08/15/19	3,245	3,898,575
Series A, 5.00%, 02/15/42	3,000	3,567,510
Series B, 5.00%, 03/15/37	2,000	2,360,480
Series B, 5.00%, 03/15/42	7,500	8,102,850
State Personal Income Tax, Series A, 5.00%, 02/15/43	1,000	1,106,800
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	3,335	4,062,864
Series C, 5.00%, 03/15/38	2,250	2,748,555

Security	Par (000)	Value

State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	$2,000	$2,250,660

		94,276,164

Tobacco — 3.2%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	425	459,888
Series A-2B, 5.00%, 06/01/45	2,460	2,606,616
Series A-2B, 5.00%, 06/01/51	800	847,256
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	2,190	2,240,458
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,650	1,780,334
5.25%, 05/15/40	2,250	2,392,403
TSASC, Inc., Refunding RB, Series A:
5.00%, 06/01/30	3,275	3,848,583
5.00%, 06/01/32	355	412,712
5.00%, 06/01/35	310	355,595
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	3,305	3,382,436

		18,326,281

Transportation — 27.3%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	1,545	1,774,371
Toll Bridge System, 5.00%, 01/01/42	1,250	1,453,588
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,204,550
Series A, 5.00%, 11/15/21(c)	1,000	1,148,210
Series A, 5.00%, 11/15/42(c)	1,000	1,090,090
Series A-1, 5.25%, 05/15/23(c)	2,565	3,020,570
Series A-1, 5.25%, 11/15/23(c)	2,840	3,344,412
Series D, 5.25%, 11/15/23(c)	765	838,233
Series E, 5.00%, 11/15/21	7,785	8,744,813
Series E, 5.00%, 11/15/43	4,000	4,454,040
Series H, 5.00%, 11/15/31	760	841,274
Series H, 5.00%, 11/15/43(c)	930	1,049,914
Sub-Series B, 5.00%, 11/15/31(c)	3,250	3,793,237
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/23	3,465	3,992,477
Green Bond, SubSeries B-1, 5.00%, 11/15/51	2,815	3,341,687
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,385,680
Green Bonds, Series A-1, 5.25%, 11/15/56	2,610	3,071,448
Green Bonds, Series A-1, 5.25%, 11/15/57	1,795	2,099,217
Series D, 5.25%, 11/15/20(c)	2,685	2,942,035
Series D, 5.25%, 11/15/57(c)	1,000	1,054,220
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/21	5,655	6,264,100
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,806,215
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	2,155	2,389,636
5.00%, 07/01/46	11,545	12,689,687
5.25%, 01/01/50	920	1,026,987
(AGM), 4.00%, 07/01/41	1,575	1,678,399
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	420	421,894

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	$125	$149,488
5.00%, 04/01/35	110	131,143
5.00%, 04/01/36	120	142,704
5.00%, 04/01/37	70	83,007
5.00%, 04/01/38	70	82,832
5.00%, 04/01/39	95	112,177
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,583,350
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,062,250
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,602,705
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,705	6,985,872
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,291,483
179th Series, 5.00%, 12/01/38	1,390	1,576,705
195th Series, AMT, 5.00%, 04/01/36	1,500	1,773,510
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	760,387
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	836,085
Consolidated,186th Series, AMT, 5.00%, 10/15/44	1,000	1,138,350
Series G, JFK International Air Terminal (NPFGC), 5.75%, 12/01/25	3,500	3,628,450
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	2,110	2,476,528
5.25%, 01/01/56	2,940	3,433,244
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/37	4,225	4,566,380
General, Series I, 5.00%, 01/01/42	3,250	3,494,953
General, Series J, 5.00%, 01/01/41	6,275	7,128,525
General, Series K, 5.00%, 01/01/29	2,225	2,647,505
General, Series K, 5.00%, 01/01/31	1,500	1,777,110
Series L, 5.00%, 01/01/33	490	608,389
Series L, 5.00%, 01/01/34	840	1,039,290
Series L, 5.00%, 01/01/35	970	1,197,746
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,192,608
5.00%, 11/15/45	1,500	1,762,575
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(b)	9,700	6,852,274
General, Series A, 5.00%, 11/15/38	1,000	1,104,580
General, Series A, 5.25%, 11/15/45	1,460	1,719,705
General, Series A, 5.00%, 11/15/50	4,500	5,214,690
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	1,050	1,297,590

		155,375,174

Utilities — 16.2%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	4,140	5,007,661
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,548,975
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,032,590
Fiscal 2011, Series GG, 5.00%, 06/15/21(c)	1,000	1,073,970
Fiscal 2015, Series HH, 5.00%, 06/15/21	3,000	3,528,480
Fiscal 2019, Series DD-1, 4.00%, 06/15/49	1,365	1,507,547
City of New York Water & Sewer System, Refunding RB, Series EE, 5.00%, 06/15/40	5,170	6,280,774
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,359,918

Security	Par (000)	Value

Utilities (continued)
Long Island Power Authority, RB:
5.00%, 09/01/35	$2,000	$2,481,160
5.00%, 09/01/37	3,825	4,698,400
General, 5.00%, 09/01/36	975	1,187,297
General, 5.00%, 09/01/47	1,075	1,286,033
General, Electric Systems, 5.00%, 09/01/42	335	401,853
General, Electric Systems, Series A (AGM), 5.00%, 09/01/42(c)	3,775	4,036,003
Long Island Power Authority, Refunding RB, Electric System, Series B:
5.00%, 05/01/21	590	696,914
5.00%, 09/01/46	825	969,507
State of New York Environmental Facilities Corp., RB, Series B:
Green Bonds, 5.00%, 03/15/45	5,145	6,014,042
Revolving Funds, Green Bonds, 5.00%, 09/15/40	1,195	1,396,800
Subordinated SRF Bonds, 5.00%, 06/15/48	1,345	1,652,427
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	2,100	2,238,138
Series A, 5.00%, 06/15/40	4,275	5,079,256
Series A, 5.00%, 06/15/45	18,920	22,335,060
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,293,034
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	9,960	11,291,752

		92,397,591

Total Municipal Bonds in New York		720,117,407

Guam — 0.3%

Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(c)	1,380	1,440,637

Total Municipal Bonds — 126.8% (Cost — $665,837,395)		721,558,044

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 34.0%

County/City/Special District/School District — 4.1%
City of New York, GO:
Refunding Series E, 5.00%, 08/01/19(c)	222	222,478
Refunding Series E, 5.00%, 08/01/27	543	544,318
Sub-Series I-1, 5.00%, 03/01/36	3,500	4,025,840
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,423,939
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(c)	6,030	6,429,112
5.75%, 02/15/47	3,709	3,954,995
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	3,645	3,940,464

		23,541,146

Education — 1.4%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,238,066
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/35	5,198	5,533,179

		7,771,245

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 4.1%
City of New York Housing Development Corp., RB, M/F Housing:
Series C1-A, 4.00%, 11/01/53	$2,733	$2,863,522
Sustainable Neighborhood Bonds, Series B1-A, 3.85%, 05/01/58	2,625	2,725,406
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	4,370	4,733,890
State of New York HFA, RB, M/F Affordable Housing, Green Bond, Climate Bond Certified, Series I, 4.05%, 11/01/48	5,457	5,773,956
State of New York HFA, Refunding RB, Series C (SONYMA, Fannie Mae), 3.85%, 11/01/39	2,733	2,912,656
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	3,806	4,025,275

		23,034,705

State — 5.8%
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/38	4,123	4,970,666
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,472,796
4.00%, 10/15/32	8,000	9,006,880
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,491,780
General Purpose, Series C, 5.00%, 03/15/41	1,650	1,734,513
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(e)	3,550	4,339,417
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,001	1,170,490

		33,186,542

Transportation — 13.2%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	19,574,274
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, 5.00%, 10/15/25	7,990	8,629,683
Consolidated, Series 169th, 5.00%, 10/15/26	6,000	6,474,900
Consolidated, Series 210th, 5.00%, 09/01/48	4,760	5,780,401
Series194th, 5.25%, 10/15/55	3,900	4,626,882
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	3,940	4,245,784
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	15,000	17,745,000
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	6,675	8,081,823

		75,158,747

Utilities — 5.4%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	9,900	10,572,309
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,991	4,308,132
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(e)	1,391	1,686,326

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	$5,998	$6,800,208
Restructuring, Series A, 5.00%, 12/15/35	3,500	4,223,835
Restructuring, Series B, 4.00%, 12/15/35	2,980	3,321,776

		30,912,586

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.0% (Cost — $183,117,203)		193,604,971

Total Long-Term Investments — 160.8% (Cost — $848,954,598)		915,163,015

	Shares

Short-Term Securities — 0.4%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.23%(f)(g)	2,369,681	2,369,681

Total Short-Term Securities — 0.4% (Cost — $2,369,681)		2,369,681

Total Investments — 161.2% (Cost — $851,324,279)		917,532,696

Other Assets Less Liabilities — 0.7%		3,815,764

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4)%		(104,877,650)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.5)%		(247,368,744)

Net Assets Applicable to Common Shares — 100.0%		$569,102,066

(a)	When-issued security.
(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to September 15, 2026, is $8,339,715. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

(g)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	2,369,681	2,369,681	$2,369,681	$24,848	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	2,731,322	(2,731,322)	—	—	8,816	87	(361)

				$2,369,681	$33,664	$87	$(361)

(a)	Includes net capital gain distributions, if applicable.
(b)	No longer held by the fund as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	36	09/19/19	$4,587	$8,522
Long U.S. Treasury Bond	155	09/19/19	24,117	(224,904)
5-Year U.S. Treasury Note	83	09/30/19	9,757	(4,235)

				$(220,617)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$8,522	$—	$8,522

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$229,139	$—	$229,139

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,912,724)	$—	$(3,912,724)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(157,529)	$—	$(157,529)

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$45,244,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$915,163,015	$—	$915,163,015
Short-Term Securities	2,369,681	—	—	2,369,681

	$2,369,681	$915,163,015	$—	$917,532,696

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$8,522	$—	$—	$8,522
Liabilities:
Interest rate contracts	(229,139)	—	—	(229,139)

	$(220,617)	$—	$—	$(220,617)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(104,473,133)	$—	$(104,473,133)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(352,173,133)	$—	$(352,173,133)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 115.3%

Alabama — 2.2%
Auburn University, RB, Series A, 5.00%, 06/01/48	$10,000	$12,011,800
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A, 4.00%, 07/01/43	3,900	4,153,851
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	2,485	2,900,666
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	2,835	3,281,994

		22,348,311

Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,890,432
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	6,450	6,475,026
6.00%, 09/01/19	3,700	3,714,356

		13,079,814

Arizona — 0.4%
County of Maricopa Industrial Development Authority, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/42	435	516,984
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,093,942

		3,610,926

California — 8.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(a)	3,200	3,361,856
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	2,965	3,336,396
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	4,030	4,395,602
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	1,160	1,381,583
Series A, 5.00%, 03/01/37	1,275	1,511,755
Series A-1, 5.75%, 03/01/34	2,300	2,447,430
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	1,830	1,973,600
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/34(b)	5,000	1,948,950
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(b)	5,110	3,895,251
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(b)	5,000	3,292,200
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	3,975	3,860,083
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(b)	7,620	4,019,855
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B(b):
0.00%, 08/01/35	7,820	5,232,988
0.00%, 08/01/36	10,000	6,345,300
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C(b):
0.00%, 08/01/37	8,000	4,747,760
0.00%, 08/01/38	12,940	7,370,494

Security	Par (000)	Value

California (continued)
San Diego California Unified School District, GO, Election of 2008, Series G, CAB(b):
0.00%, 07/01/34	$1,860	$967,014
0.00%, 07/01/35	1,970	961,734
0.00%, 07/01/36	2,960	1,357,930
0.00%, 07/01/37	1,975	853,160
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(b)	3,485	2,640,584
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	1,800	1,943,190
5.00%, 08/01/21	1,600	1,727,280
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,700	2,884,734
5.00%, 10/01/41	2,555	2,733,416
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 04/01/30	10	10,038
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,719,442
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(b)	6,545	3,718,803

		84,638,428

Colorado — 0.8%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,745,505
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,285,137

		8,030,642

Florida — 9.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,846,080
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	4,535	4,986,913
County of Broward Florida Airport System Revenue, ARB, AMT, 5.00%, 10/01/42	3,000	3,527,850
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,467,820
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group:
6.00%, 11/15/19(a)	5	5,070
6.00%, 11/15/37	1,745	1,766,533
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	2,812,576
5.38%, 10/01/32	3,440	3,680,215
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	5,695	6,549,022
Series B, AMT, 6.25%, 10/01/38	1,165	1,337,956
Series B, AMT, 6.00%, 10/01/42	1,865	2,126,641
Series B, AMT, 6.00%, 10/01/30	1,820	2,094,693
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	530	604,322
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	14,360	16,330,192
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	1,675	1,965,579
County of Miami-Dade Florida, Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	6,500	7,659,275

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	$1,550	$1,730,032
5.00%, 08/01/47	4,590	5,108,808
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	50	54,130
5.00%, 10/01/31	3,050	3,286,497
Greater Orlando Aviation Authority, ARB, AMT:
Series A, 5.00%, 10/01/36	2,805	3,283,112
Priority Sub-Series A, 5.00%, 10/01/42	4,760	5,614,801
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,479,398
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, 5.00%, 04/01/37	4,630	5,473,447

		91,790,962

Georgia — 0.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,405	1,629,125
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,296,231
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	395	450,956
5.00%, 04/01/44	1,775	1,994,266

		5,370,578

Hawaii — 1.2%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,385	2,860,116
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	5,275	5,521,132
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 08/01/27	2,000	2,248,640
5.00%, 08/01/28	1,775	1,992,171

		12,622,059

Illinois — 14.6%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT, Series B, 5.00%, 01/01/31	2,425	2,602,656
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	3,035	3,387,303
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	7,555	8,044,791
3rd Lien, Series A, 5.75%, 01/01/39	1,445	1,522,510
Senior Lien, Series D, 5.25%, 01/01/42	8,285	9,846,391
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,865	3,272,976
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,732,995
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,476,395
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	662,177
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	8,700	9,368,682
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(a)	5,250	5,259,240
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	985	1,087,775

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	$8,500	$6,994,650
0.00%, 06/15/32	14,000	9,261,980
0.00%, 12/15/33	20,000	12,364,800
0.00%, 12/15/34	41,880	24,867,925
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	9,430	3,705,141
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	1,700	1,849,277
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 06/01/20	200	210,526
State of Illinois, GO:
5.25%, 07/01/29	3,160	3,423,196
5.00%, 05/01/32	7,500	8,071,050
5.25%, 02/01/33	5,860	6,348,138
5.50%, 07/01/33	2,235	2,437,647
5.25%, 02/01/34	5,360	5,797,483
5.50%, 07/01/38	1,200	1,302,912
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	8,540	10,109,140

		147,007,756

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,103,522
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	1,400	1,522,010
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,425	2,647,542

		7,273,074

Iowa — 1.4%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	12,650	12,670,493
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	325	335,055
5.70%, 12/01/27	325	335,104
5.75%, 12/01/28	175	180,436
5.80%, 12/01/29	220	226,827
5.85%, 12/01/30	230	237,130

		13,985,045

Kentucky — 2.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/23(a)	1,000	1,140,320
Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(d)	10,125	11,217,791
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.60%, 07/01/39(c)	8,225	8,679,431

		21,037,542

Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,387,161
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	803,618
5.00%, 12/01/35	895	1,071,431
5.00%, 12/01/36	805	962,369
5.00%, 12/01/37	1,005	1,199,106

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	$8,155	$9,094,864

		18,518,549

Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	5,950	6,782,821
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	320	361,773
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	2,235	2,310,655
Series C, 5.35%, 12/01/42	1,000	1,015,410
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	3,495	3,914,680

		14,385,339

Michigan — 5.9%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	3,185	3,399,605
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group:
Hospital, 5.00%, 12/01/39	16,040	17,153,016
5.00%, 12/01/21(a)	60	65,290
Michigan State University, Refunding RB, Board of Trustees, Series B:
5.00%, 02/15/38	1,775	2,196,918
4.00%, 02/15/39	2,125	2,376,048
Michigan Strategic Fund, RB, AMT:
I-75 Improvement Project (AGM), 4.25%, 12/31/38	2,000	2,191,180
I-75 Improvement Project, 5.00%, 12/31/43	9,940	11,607,037
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,330	1,483,682
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I (AGC), 5.25%, 10/15/24	1,750	1,763,965
Series I (AGC), 5.25%, 10/15/25	3,250	3,275,382
Series I-A, 5.38%, 10/15/36	2,075	2,240,232
Series I-A, 5.38%, 10/15/41	1,900	2,040,790
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,636,729
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,214,384

		59,644,258

Nebraska — 0.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	6,825	7,516,168

Nevada — 3.1%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	2,000	2,027,880
(AGM), 5.25%, 07/01/39	5,170	5,241,243
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	20,000	23,861,000

		31,130,123

New Jersey — 11.3%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	4,920	5,480,683
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,930	2,160,017

Security	Par (000)	Value

New Jersey (continued)
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	$590	$664,434
Series WW, 5.25%, 06/15/33	445	507,647
Series WW, 5.00%, 06/15/34	570	639,215
Series WW, 5.00%, 06/15/36	2,635	2,942,162
Series WW, 5.25%, 06/15/40	1,025	1,153,566
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 09/01/24	6,325	7,431,812
Series N-1 (NPFGC), 5.50%, 09/01/28	1,685	2,108,104
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	530	561,752
Series 1, 5.50%, 12/01/26	760	805,197
Series 1, 5.75%, 12/01/28	85	90,281
Series 1, 5.88%, 12/01/33	6,895	7,467,492
Series B, 3.25%, 12/01/39	7,670	7,684,420
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,759,343
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	18,525	10,649,096
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25(b)	8,550	7,353,684
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	4,205	5,002,268
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	2,145	2,542,747
Transportation Program, Series AA, 5.25%, 06/15/33	4,150	4,598,823
Transportation Program, Series AA, 5.00%, 06/15/38	3,990	4,379,983
Transportation System, Series A, 5.50%, 06/15/41	2,980	3,136,182
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	4,000	4,850,440
Transportation System, Series AA, 5.50%, 06/15/39	5,625	6,219,731
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,062,400
Transportation System, Series B, 5.00%, 06/15/42	2,575	2,688,506
Transportation System, Series D, 5.00%, 06/15/32	1,825	2,048,289
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	4,000	4,474,200
5.25%, 06/01/46	11,035	12,586,411

		114,048,885

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	1,040	1,203,249

New York — 5.7%
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,616,211
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured:
Subordinate Bond, Series C-3, 5.00%, 05/01/41	5,000	6,059,950
Sub-Series F-1, 5.00%, 05/01/39	3,360	3,997,358
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	1,190	1,275,954
5.75%, 02/15/47	730	771,216
Metropolitan Transportation Authority, RB, Transportation, Sub-Series A-1, 5.00%, 11/15/40	2,165	2,491,114
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	11,500	13,588,975

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	$5,000	$6,076,800
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,300	9,265,207
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/43	7,500	9,120,000

		57,262,785

Ohio — 2.9%
American Municipal Power, Inc., RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/41	4,000	4,631,240
American Municipal Power, Inc., Refunding RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/38	2,375	2,749,585
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	3,000	3,357,090
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 11/12/23(a)	11,135	13,107,343
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	1,950	2,192,482
5.25%, 02/15/33	2,730	3,064,753

		29,102,493

Oregon — 0.3%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/38(c)	425	489,575
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(c)	395	453,760
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(c)	420	480,690
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	2,800	1,362,088

		2,786,113

Pennsylvania — 8.0%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	3,305	3,565,764
Tobacco Master Settlement Payment, 5.00%, 06/01/34	2,180	2,628,971
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	8,805	9,874,807
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	7,115	8,165,459
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	6,850	7,782,285
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	5,372,500
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	8,075	9,176,672
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	2,042,688
Series A-1, 5.00%, 12/01/41	2,320	2,709,714
Series B, 5.00%, 12/01/40	4,920	5,708,873
Series C, 5.50%, 12/01/23(a)	1,565	1,851,943
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,479,710
Subordinate, Series A, 5.00%, 12/01/44	6,760	7,948,881
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	2,575	2,739,929
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,491,525

		80,539,721

Security	Par (000)	Value

Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	$3,000	$3,070,860
5.00%, 06/01/50	7,465	7,809,510

		10,880,370

South Carolina — 5.4%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(a)	3,600	3,983,472
South Carolina Jobs-Economic Development Authority, RB, McLeod Health Obligated Group, 5.00%, 11/01/43	5,000	5,912,950
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/38	3,380	4,016,657
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	6,530	7,513,614
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	11,450	12,910,791
Series E, 5.50%, 12/01/53	4,525	5,023,700
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	5,870	6,553,796
(AGM), 5.00%, 12/01/56	7,155	8,274,400

		54,189,380

Tennessee — 0.5%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	4,665	5,536,842

Texas — 13.5%
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	11,345	12,328,158
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	7,450	8,938,361
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	1,450	1,602,714
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	5,810	2,974,023
County of Tarrant Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/34	5,000	6,029,350
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,374,117
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	10,980	11,678,328
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,143,025
5.00%, 11/01/35	5,000	5,189,750
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/43	7,940	9,540,704
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	9,685	4,425,173
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(b)	18,100	5,569,732
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/28	1,175	1,177,209
1st Tier-Series A, 5.00%, 01/01/39	9,080	10,937,950
2nd Tier-Series B, 5.00%, 01/01/43	12,355	14,594,467
Series A, 5.00%, 01/01/39	7,905	9,255,332
Series B, 5.00%, 01/01/40	1,710	1,886,079

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	$680	$332,710
0.00%, 09/15/36	12,195	5,600,432
0.00%, 09/15/37	8,730	3,794,058
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,665	1,822,609
5.00%, 12/15/32	3,930	4,296,237
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	3,630	4,014,816
Texas Water Development Board, RB, State Water Implementation Fund, Series B, 4.00%, 10/15/43	4,315	4,767,902

		136,273,236

Utah — 1.2%
Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/42	3,490	4,086,406
5.00%, 07/01/43	3,190	3,777,470
5.00%, 07/01/37	3,475	4,169,583

		12,033,459

Washington — 7.3%
Port of Seattle Washington, ARB:
AMT, Series A, 5.00%, 05/01/38	20,000	23,741,600
Intermediate Lien, ATM, 5.00%, 04/01/44	6,605	7,904,071
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	2,830	3,205,654
State of Washington Convention Center Public Facilities District, RB, Civic Convention Center, 5.00%, 07/01/38	9,260	11,079,127
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	1,000	1,083,170
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,786,313
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,412,258
Multicare Health System, Series B, 4.00%, 08/15/41	9,000	9,696,870
Washington State Convention Center Public Facilities District, RB, Sub, 5.00%, 07/01/43	7,635	9,071,907

		73,980,970

Wisconsin — 2.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	3,782,862
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/36	4,815	5,697,445
Ascension Health Credit Group, Series A, 5.00%, 11/15/39	5,000	5,882,500
Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	7,350	8,809,783

		24,172,590

Total Municipal Bonds — 115.3% (Cost — $1,050,287,862)		1,163,999,667

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43(f)	8,500	10,172,885

Security	Par (000)	Value

California — 1.9%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(g)	$7,074	$8,720,063
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	5,248	5,248,023
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	1,047	1,047,195
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,656,160

		18,671,441

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(f)(g)	5,833	7,088,548
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	2,469	2,474,346

		9,562,894

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,565,075

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	2,594	2,630,680

Florida — 6.1%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	10,174,652
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41(f)	10,000	11,982,298
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,840	5,223,522
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	11,702	12,230,709
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/34	12,013	12,012,604
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	7,880	9,423,377

		61,047,162

Illinois — 4.4%
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	5,836	6,400,494
Series A, 5.00%, 01/01/40	7,621	8,767,554
Series A, 5.00%, 01/01/44(f)	12,000	14,423,160
Series B, 5.00%, 01/01/40	2,939	3,403,978
Senior, Series C, 5.00%, 01/01/36	10,000	11,477,500

		44,472,686

Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	13,470	16,298,024

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO:
Consolidated Loan, Series E, 5.25%, 09/01/43(f)	20,000	24,742,000
Series A, 5.00%, 03/01/46	4,204	4,758,477

		29,500,477

Michigan — 2.1%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,591	6,380,286
State of Michigan Building Authority, Refunding RB, Series I:
Facilities Program, 5.00%, 10/15/45	2,410	2,820,520
5.00%, 04/15/38	10,000	11,706,297

		20,907,103

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 2.3%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/43	$9,730	$11,647,587
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	9,840	11,500,598

		23,148,185

New Jersey — 2.1%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,320	2,745,187
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,735,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	4,961	5,223,589

		20,704,376

New York — 7.1%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	15,521	17,500,697
Series DD, 5.00%, 06/15/35	4,740	5,515,132
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,342,866
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,275	5,054,474
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,751,806
State of New York Dormitory Authority, RB, Group B, State Sales Tax, Series A, 5.00%, 03/15/39	7,622	9,137,983
State of New York Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	14,280	15,768,404

		72,071,362

Pennsylvania — 1.9%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	2,972,134
Geisinger Authority Pennsylvania, Refunding RB, Geisinger Health System, Series A, 4.00%, 06/01/41	15,000	15,847,050

		18,819,184

Texas — 3.4%
Aldine Independent School District, GO, Refunding (PSF-GTD), 5.00%, 02/15/42	9,701	11,659,021
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,984,666
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	9,840	11,525,986
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(g)	8,868	9,457,333

		34,627,006

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	11,740	14,466,613

Washington — 1.7%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,569,170
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	9,955,044

		17,524,214

Security	Par (000)	Value

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/39	$12,650	$14,882,723
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	2,490	2,702,322

		17,585,045

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.3% (Cost — $413,316,783)		436,774,412

Total Long-Term Investments — 158.6% (Cost — $1,463,604,645)		1,600,774,079

	Shares

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class,
1.27%(h)(i)	8,294,999	8,296,658

Total Short-Term Securities — 0.8% (Cost — $8,296,657)		8,296,658

Total Investments — 159.4% (Cost — $1,471,901,302)		1,609,070,737

Other Assets Less Liabilities — 0.4%		3,781,474

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(247,514,363)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.3)%		(355,962,972)

Net Assets Applicable to Common Shares — 100.0%		$1,009,374,876

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 1, 2019 to July 1, 2034, is $21,082,375. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(i)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	14,318,158	(6,023,159)	8,294,999	$8,296,658	$134,120	$(2,693)	$(418)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	62	09/19/19	$7,900	$(93,731)
Long U.S. Treasury Bond	387	09/19/19	60,215	(987,021)
5-Year U.S. Treasury Note	126	09/30/19	14,812	(35,272)

				$(1,116,024)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on future contracts(a)	$—	$—	$—	$—	$1,116,024	$—	$1,116,024

(a)

Net cumulative unrealized depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,241,570	$—	$7,241,570

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(979,430)	$—	$(979,430)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$89,764,777

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,600,774,079	$—	$1,600,774,079
Short-Term Securities	8,296,658	—	—	8,296,658

	$8,296,658	$1,600,774,079	$—	$1,609,070,737

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,116,024)	$—	$—	$(1,116,024)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(246,470,744)	$—	$(246,470,744)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(602,870,744)	$—	$(602,870,744)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities

July 31, 2019

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$492,674,513	$916,835,114	$915,163,015	$1,600,774,079
Investments at value — affiliated(b)	10,456,277	12,445,540	2,369,681	8,296,658
Cash	18,969	37,000	33,344	75,125
Cash pledged for futures contracts	270,800	537,750	471,350	1,091,600
Receivables:
Investments sold	—	—	—	240,149
TOB Trust	—	—	100,000	—
Dividends — affiliated	10,493	10,271	4,531	9,014
Interest — unaffiliated	5,170,035	12,212,720	8,916,815	15,552,972
Variation margin on futures contracts	3,000	5,433	5,188	7,875
Prepaid expenses	32,709	100,036	90,982	96,878

Total assets	508,636,796	942,183,864	927,154,906	1,626,144,350

ACCRUED LIABILITIES
Payables:
Investments purchased	4,101,431	26,265,076	2,730,000	7,875,340
Income dividend distributions	990,913	1,582,663	1,682,430	3,032,705
Interest expense and fees	192,442	1,047,704	404,517	1,043,619
Investment advisory fees	223,609	385,559	389,163	681,792
Directors’ and Officer’s fees	2,008	299,194	314,577	541,858
Other accrued expenses	172,631	325,238	537,307	780,694
Variation margin on futures contracts	89,406	190,984	152,969	379,750

Total accrued liabilities	5,772,440	30,096,418	6,210,963	14,335,758

OTHER LIABILITIES
TOB Trust Certificates	58,458,229	202,701,605	104,473,133	246,470,744
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	166,199,884	247,368,744	355,962,972
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	131,000,000	—	—	—

Total other liabilities	189,458,229	368,901,489	351,841,877	602,433,716

Total liabilities	195,230,669	398,997,907	358,052,840	616,769,474

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$313,406,127	$543,185,957	$569,102,066	$1,009,374,876

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$290,717,417	$493,015,475	$523,161,206	$885,356,529
Accumulated earnings	22,688,710	50,170,482	45,940,860	124,018,347

NET ASSETS	$313,406,127	$543,185,957	$569,102,066	$1,009,374,876

Net asset value, per Common Share	$13.92	$15.79	$14.38	$14.81

(a) Investments at cost — unaffiliated	$459,109,574	$861,301,686	$848,954,598	$1,463,604,645
(b) Investments at cost — affiliated	$10,455,527	$12,445,540	$2,369,681	$8,296,657
(c) Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Common Shares outstanding, par value $0.10 per share	22,520,759	34,405,717	39,586,584	68,150,681
(f) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2019

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Interest — unaffiliated	$20,158,895	$34,279,739	$34,014,947	$62,605,984
Dividends — affiliated	93,852	43,753	33,664	134,120

Total investment income	20,252,747	34,323,492	34,048,611	62,740,104

EXPENSES
Investment advisory	2,673,087	4,484,379	4,503,125	7,861,668
Professional	83,522	100,264	102,899	154,951
Accounting services	77,271	124,696	124,452	177,105
Transfer agent	35,297	36,278	40,939	74,494
Directors and Officer	25,513	54,041	56,440	97,509
Registration	9,286	13,085	15,056	26,108
Printing	8,634	10,207	10,428	13,165
Custodian	5,939	13,220	14,162	14,885
Liquidity fees	—	136,593	847,442	1,266,343
Remarketing fees on Preferred Shares	—	7,991	78,025	116,424
Miscellaneous	67,138	80,681	80,033	93,815

Total expenses excluding interest expense, fees and amortization of offering costs	2,985,687	5,061,435	5,873,001	9,896,467
Interest expense, fees and amortization of offering costs(a)	4,544,609	8,590,043	7,483,228	13,054,598

Total expenses	7,530,296	13,651,478	13,356,229	22,951,065
Less fees waived and/or reimbursed by the Manager	(113,185)	(2,657)	(710)	(8,832)

Total expenses after fees waived and/or reimbursed	7,417,111	13,648,821	13,355,519	22,942,233

Net investment income	12,835,636	20,674,671	20,693,092	39,797,871

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	245,362	(474,303)	(2,573,245)	(833,521)
Investments — affiliated	3,009	(11)	87	(3,103)
Capital gain distributions from investment companies — affiliated	549	—	—	410
Futures contracts	(1,810,464)	(3,681,849)	(3,912,724)	(7,241,570)

	(1,561,544)	(4,156,163)	(6,485,882)	(8,077,784)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	10,736,014	24,559,107	31,487,017	66,726,967
Investments — affiliated	461	(25)	(361)	(418)
Futures contracts	(291,462)	(730,371)	(157,529)	(979,430)

	10,445,013	23,828,711	31,329,127	65,747,119

Net realized and unrealized gain	8,883,469	19,672,548	24,843,245	57,669,335

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$21,719,105	$40,347,219	$45,536,337	$97,467,206

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	MUE		MCA
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,835,636	$15,481,866	$20,674,671	$23,092,580
Net realized gain (loss)	(1,561,544)	1,072,068	(4,156,163)	2,912,708
Net change in unrealized appreciation (depreciation)	10,445,013	(14,608,136)	23,828,711	(18,294,474)

Net increase in net assets applicable to Common Shareholders resulting from operations	21,719,105	1,945,798	40,347,219	7,710,814

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(13,580,018)	(16,169,915)	(22,693,220)	(23,481,902)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	78,607	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	8,139,087	(14,145,510)	17,653,999	(15,771,088)
Beginning of year	305,267,040	319,412,550	525,531,958	541,303,046

End of year	$313,406,127	$305,267,040	$543,185,957	$525,531,958

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYN		MYI
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$20,693,092	$22,782,316	$39,797,871	$46,465,254
Net realized gain (loss)	(6,485,882)	2,845,599	(8,077,784)	6,625,739
Net change in unrealized appreciation (depreciation)	31,329,127	(22,601,678)	65,747,119	(36,598,743)

Net increase in net assets applicable to Common Shareholders resulting from operations	45,536,337	3,026,237	97,467,206	16,492,250

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(20,206,180)	(23,456,159)	(40,902,538)	(50,233,328)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	957,599

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	25,330,157	(20,429,922)	56,564,668	(32,783,479)
Beginning of year	543,771,909	564,201,831	952,810,208	985,593,687

End of year	$569,102,066	$543,771,909	$1,009,374,876	$952,810,208

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Cash Flows

Year Ended July 31, 2019

	MUE	MCA	MYN	MYI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,719,105	$40,347,219	$45,536,337	$97,467,206
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	125,386,078	257,564,628	175,171,845	371,913,515
Purchases of long-term investments	(127,103,515)	(241,568,461)	(169,114,931)	(357,724,918)
Net proceeds from sales (purchases) of short-term securities	(7,550,773)	(12,095,779)	361,913	6,020,843
Amortization of premium and accretion of discount on investments and other fees	2,537,075	6,456,295	5,720,007	3,462,349
Net realized (gain) loss on investments	(248,371)	474,314	2,573,158	836,624
Net unrealized appreciation on investments	(10,736,475)	(24,559,082)	(31,486,656)	(66,726,549)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(2,184)	(8,161)	(259)	6,689
Interest — unaffiliated	160,763	528,915	163,893	1,235,078
Variation margin on futures contracts	(3,000)	(5,433)	(5,188)	(7,875)
Prepaid expenses	(14,457)	(77,796)	(67,665)	(64,297)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	4,443	4,111	5,909	19,766
Interest expense and fees	68,294	148,252	13,214	140,422
Directors’ and Officer’s fees	(801)	5,275	5,352	9,526
Variation margin on futures contracts	79,458	129,805	108,681	276,193
Other accrued expenses	1,256	83,201	295,119	427,395

Net cash provided by operating activities	4,296,896	27,427,303	29,280,729	57,291,967

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	21,710,346	31,541,658	19,413,473	32,903,034
Repayments of TOB Trust Certificates	(11,798,519)	(35,775,365)	(28,060,005)	(48,133,927)
Proceeds from Loan for TOB Trust Certificates	—	15,176,013	—	228,412
Repayments of Loan for TOB Trust Certificates	—	(15,176,013)	—	(228,412)
Cash dividends paid to Common Shareholders	(13,805,226)	(22,899,654)	(20,206,180)	(41,311,442)
Decrease in bank overdraft	(221,528)	(207,228)	(351,945)	(468,566)
Amortization of deferred offering costs	—	(39,714)	15,272	20,059

Net cash used for financing activities	(4,114,927)	(27,380,303)	(29,189,385)	(56,990,842)

CASH
Net increase in restricted and unrestricted cash	181,969	47,000	91,344	301,125
Restricted and unrestricted cash at beginning of year	107,800	527,750	413,350	865,600

Restricted and unrestricted cash at end of year	$289,769	$574,750	$504,694	$1,166,725

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,476,315	$8,430,280	$7,454,742	$12,894,117

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	18,969	37,000	33,344	75,125
Cash pledged for futures contracts	270,800	537,750	471,350	1,091,600

	$289,769	$574,750	$504,694	$1,166,725

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged for futures contracts	$107,800	$527,750	$413,350	$865,600

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUE

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.55	$14.19	$15.08	$14.48	$14.42

Net investment income(a)	0.57	0.69	0.75	0.78	0.80
Net realized and unrealized gain (loss)	0.40	(0.61)	(0.87)	0.63	0.09

Net increase (decrease) from investment operations	0.97	0.08	(0.12)	1.41	0.89

Distributions to Common Shareholders from net investment income(b)	(0.60)	(0.72)	(0.77)	(0.81)	(0.83)

Net asset value, end of year	$13.92	$13.55	$14.19	$15.08	$14.48

Market price, end of year	$12.67	$12.36	$14.17	$14.94	$13.13

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.96%	0.87%	(0.50)%	10.33%	6.84%

Based on market price	7.72%	(7.85)%	0.29%	20.55%	7.96%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48%	2.24%	1.96%	1.56%	1.50%

Total expenses after fees waived and/or reimbursed	2.45%	2.20%	1.92%	1.55%	1.49%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(d)	0.95%	0.95%	0.95%	0.95%	0.96%

Net investment income to Common Shareholders	4.23%	4.96%	5.21%	5.32%	5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$313,406	$305,267	$319,413	$339,493	$325,911

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$339,241	$333,028	$343,826	$359,155	$348,787

Borrowings outstanding, end of year (000)	$58,458	$48,546	$62,841	$57,549	$51,795

Portfolio turnover rate	26%	21%	19%	15%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.27	$15.73	$16.77	$16.11	$16.14

Net investment income(a)	0.60	0.67	0.73	0.81	0.83
Net realized and unrealized gain (loss)	0.58	(0.45)	(0.94)	0.70	0.02

Net increase (decrease) from investment operations	1.18	0.22	(0.21)	1.51	0.85

Distributions to Common Shareholders(b)
From net investment income	(0.62)	(0.68)	(0.78)	(0.85)	(0.88)
From net realized gain	(0.04)	—	(0.05)	—	—

Total distributions	(0.66)	(0.68)	(0.83)	(0.85)	(0.88)

Net asset value, end of year	$15.79	$15.27	$15.73	$16.77	$16.11

Market price, end of year	$14.29	$13.30	$15.18	$16.75	$14.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.64%	1.86%	(0.92)%	9.84%	5.76%

Based on market price	12.87%	(8.07)%	(4.26)%	20.15%	8.47%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.62%	2.22%	1.91%	1.46%	1.32%

Total expenses after fees waived and/or reimbursed	2.62%	2.22%	1.91%	1.46%	1.32%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	0.97%	0.93%	0.92%	0.89%	0.86%

Net investment income to Common Shareholders	3.96%	4.33%	4.64%	4.94%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$543,186	$525,532	$541,303	$576,764	$554,060

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$426,238	$415,635	$425,107	$446,404	$432,769

Borrowings outstanding, end of year (000)	$202,702	$214,550	$195,488	$176,433	$172,574

Portfolio turnover rate	27%	25%	37%	23%	36%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.74	$14.25	$15.07	$14.16	$14.09

Net investment income(a)	0.52	0.58	0.64	0.70	0.75
Net realized and unrealized gain (loss)	0.63	(0.50)	(0.81)	0.94	0.09

Net increase (decrease) from investment operations	1.15	0.08	(0.17)	1.64	0.84

Distributions to Common Shareholders from net investment income(b)	(0.51)	(0.59)	(0.65)	(0.73)	(0.77)

Net asset value, end of year	$14.38	$13.74	$14.25	$15.07	$14.16

Market price, end of year	$13.19	$11.89	$13.26	$14.40	$13.13

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.15%	1.07%	(0.69)%	12.19%	6.54%

Based on market price	15.69%	(6.00)%	(3.29)%	15.60%	9.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.45%	2.19%	1.93%	1.51%	1.44%

Total expenses after fees waived and/or reimbursed	2.45%	2.19%	1.93%	1.50%	1.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.08%	0.91%	0.92%	0.89%	0.89%

Net investment income to Common Shareholders	3.80%	4.11%	4.52%	4.79%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$569,102	$543,772	$564,202	$596,528	$560,372

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$329,755	$319,528	$327,776	$340,827	$326,230

Borrowings outstanding, end of year (000)	$104,473	$113,020	$113,374	$112,712	$93,113

Portfolio turnover rate	19%	14%	13%	15%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.98	$14.48	$15.49	$14.79	$14.84

Net investment income(a)	0.58	0.68	0.77	0.84	0.87
Net realized and unrealized gain (loss)	0.85	(0.44)	(0.96)	0.74	(0.03)

Net increase (decrease) from investment operations	1.43	0.24	(0.19)	1.58	0.84

Distributions to Common Shareholders from net investment income(b)	(0.60)	(0.74)	(0.82)	(0.88)	(0.89)

Net asset value, end of year	$14.81	$13.98	$14.48	$15.49	$14.79

Market price, end of year	$13.44	$12.46	$14.66	$15.63	$14.04

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.11%	2.02%	(1.02)%	11.08%	6.12%

Based on market price	13.13%	(10.18)%	(0.69)%	18.07%	11.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.40%	2.11%	1.85%	1.45%	1.39%

Total expenses after fees waived and/or reimbursed	2.40%	2.11%	1.84%	1.45%	1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(d)	1.03%	0.89%	0.89%	0.88%	0.88%

Net investment income to Common Shareholders	4.16%	4.79%	5.30%	5.60%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,009,375	$952,810	$985,594	$1,053,232	$1,003,621

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$383,214	$367,343	$376,541	$395,520	$381,600

Borrowings outstanding, end of year (000)	$246,471	$261,702	$252,930	$261,803	$244,245

Portfolio turnover rate	23%	22%	16%	10%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA, MYN and MYI’s management believes that the fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$832,234	$219,817	$81,704	$1,133,755
MCA	3,332,159	943,627	291,796	4,567,582
MYN	1,738,283	482,073	149,014	2,369,370
MYI	4,209,028	1,136,919	348,735	5,694,682

For the year ended July 31, 2019, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$104,072,694	$58,458,229	1.40% — 1.58%	$51,824,315	2.19%
MCA	427,434,878	202,701,605	1.36% — 1.50%	208,249,774	2.19
MYN	193,604,971	104,473,133	1.41% — 1.55%	107,964,456	2.20
MYI	436,774,412	246,470,744	1.36% — 1.60%	259,070,830	2.20

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July, 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2019.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

For the year ended July 31, 2019, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MCA	$—	—%	$333,146	0.81%
MYI	—	—	626	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$6,084	$2,657	$710	$8,832

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2019, there were no fees waived by the Manager pursuant to these arrangements.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the waiver was $107,101.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$128,880,481	$244,293,095	$171,844,931	$354,264,408
Sales	125,386,078	256,534,104	175,171,845	370,077,044

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MCA	MYN	MYI
Paid-in capital	$(11,511)	$(1,303,018)	$(20,059)
Accumulated earnings	11,511	1,303,018	20,059

The tax character of distributions paid was as follows:

	MUE	MCA	MYN	MYI
Tax-exempt income(a)
7/31/2019	$16,988,037	$25,043,586	$25,283,678	$48,226,498
7/31/2018	18,983,391	26,844,165	28,395,849	57,063,439
Ordinary income(b)
7/31/2019	2,835	7,303	21,088	15,897
7/31/2018	799	1,972	70,129	387,234
Long-term capital gains(c)
7/31/2019	—	1,653,281	—	—
7/31/2018	—	—	—	—

Total
7/31/2019	$16,990,872	$26,704,170	$25,304,766	$48,242,395

7/31/2018	$18,984,190	$26,846,137	$28,465,978	$57,450,673

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended July 31, 2019 as capital gain dividends.

As of period end, the tax components of accumulated earnings were as follows:

	MUE	MCA	MYN	MYI
Undistributed tax-exempt income	$—	$—	$1,028,241	$—
Undistributed ordinary income	4,647	12,203	7,677	10,911
Non-expiring capital loss carryforwards(a)	(10,187,568)	(4,897,575)	(20,952,253)	(9,829,069)
Net unrealized gains(b)	32,871,631	55,055,854	65,857,195	133,836,505

	$22,688,710	$50,170,482	$45,940,860	$124,018,347

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$411,282,217	$671,195,143	$746,890,301	$1,227,330,854

Gross unrealized appreciation	$33,413,088	$55,538,764	$66,524,881	$137,231,544
Gross unrealized depreciation	(22,744)	(154,859)	(355,619)	(1,962,404)

Net unrealized appreciation	$33,390,344	$55,383,905	$66,169,262	$135,269,140

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end MUE, MYI and MYN invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUE	MYI
2019	—	—
2018	5,535	65,843

For the year ended July 31, 2019, shares issued and outstanding remained constant for each Fund. For the year ended July 31, 2018, shares issued and outstanding remained constant for MCA and MYN.

On November 15, 2018, the Board authorized the Funds to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

VRDP Shares

MCA, MYN and MYI (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	247,700,000	5/01/41
MYI	5/19/11	3,564	356,400,000	6/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MCA	MYN	MYI
Expiration Date	07/02/2020	07/03/2020	07/03/2020

In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Long-term Moody’s Rating	Long-term Fitch Rating	Short-term Moody’s Rating	Short-term Fitch Rating	Short-term S&P Global Rating
MCA	Aa2	AAA	N/A	F1+	A-1+
MYN	Aa2	AAA	P-1	F1	N/A
MYI	Aa1	AAA	P-1	F1	N/A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn.

The following VRDP Funds were in a special rate period that terminated during the reporting period:

	Commencement Date	Termination Date
MCA	06/21/12	06/19/19
MYN	06/21/12	01/24/19
MYI	06/21/12	01/17/19

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2019, the annualized dividend rate for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	2.41%	2.06%	2.06%

For the year ended July 31, 2019, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUE	12/16/11	1,310	$131,000,000	07/02/20	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2019, the average annualized dividend rate for MUE’s VMTP Shares was 2.60%.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$3,410,854	$—
MCA	4,010,950	11,511
MYN	5,098,586	15,272
MYI	7,339,857	20,059

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Net Investment Income
MUE	$16,169,915
MCA	23,481,902
MYN	23,456,159
MYI	50,233,328

Undistributed net investment income as of July 31, 2018 was as follows:

Undistributed Net Investment Income
MUE	$836,903
MCA	945,392
MYN	2,205,494
MYI	4,983,874

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUE	$0.0440	$0.0440	VMTP	W-7	$270,940
MCA	0.0460	0.0460	VRDP	W-7	217,727
MYN	0.0425	0.0425	VRDP	W-7	330,629
MYI	0.0445	0.0445	VRDP	W-7	485,388

(a)	Net investment income dividend paid on September 3, 2019 to Common Shareholders of record on August 15, 2019.
(b)	Net investment income dividend declared on September 3, 2019, payable to Common Shareholders of record on September 16, 2019.
(c)	Dividends declared for period August 1, 2019 to August 31, 2019.

On September 5, 2019, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA and MYN, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, MUE ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUE, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MCA ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MCA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MYI ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYI, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	61

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for each of the one-, three- and five-year periods reported, MYN ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYN, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MCA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	63

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	65

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Citibank, N.A.(a)

New York, NY 10179

The Toronto-Dominion Bank(b)

New York, NY 10019

VRDP Remarketing Agent

Citigroup Global Markets Inc.(a)

New York, NY 10179

TD Securities (USA) LLC(b)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For All Funds except MCA.
(b)	For MCA.

DIRECTOR AND OFFICER INFORMATION	67

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	19,997,281	1,476,163	19,961,119	1,512,325	20,528,385	945,059
MCA	29,071,968	3,112,604	28,881,329	3,303,243	29,082,356	3,102,216
MYN	31,576,612	5,637,475	31,540,632	5,673,457	31,338,312	5,875,775
MYI	52,678,663	10,055,421	55,110,001	7,624,083	55,388,627	7,345,457

	Robert Fairbairn		Henry Gabbay		R. Glenn Hubbard
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	20,386,816	1,086,628	20,381,249	1,092,195	19,962,923	1,510,521
MCA	29,074,665	3,109,907	29,075,560	3,109,012	28,883,921	3,300,651
MYN	31,582,914	5,631,173	31,602,259	5,611,828	31,298,831	5,915,256
MYI	55,404,051	7,330,033	55,334,531	7,399,553	55,133,265	7,600,819

	Catherine A. Lynch		John M. Perlowski		Karen P. Robards
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	20,146,704	1,326,740	20,385,292	1,088,152	20,061,682	1,411,762
MCA	29,080,978	3,103,594	29,074,687	3,109,885	29,070,316	3,114,256
MYN	31,499,379	5,714,708	31,619,946	5,594,141	31,504,816	5,709,271
MYI	52,848,152	9,885,932	55,404,031	7,330,053	52,790,131	9,943,953

			Frank J. Fabozzi (a)		W. Carl Kester (a)
			Votes For	Votes Withheld	Votes For	Votes Withheld
MUE			1,310	0	1,310	0
MCA			1,665	0	1,665	0
MYN			2,477	0	2,477	0
MYI			3,564	0	3,564	0

(a)	Voted on by holders of preferred shares only.

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUE	$0.603000	$0.000000	$0.000000	$0.000000	$0.603000	100%	0%	0%	0%	100%
MCA	0.618160	0.041417	0.000000	0.000000	0.659577	94	6	0	0	100
MYI	0.600178	0.000000	0.000000	0.000000	0.600178	100	0	0	0	100

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Effective July 31, 2019, each Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. The adoption of the new policy will have no effect on a Fund’s existing investment policy to invest primarily in investment grade municipal obligations.

On July 29, 2019, the Board approved the elimination of MUE’s non-fundamental policy limiting investments in illiquid investments to 15% of MUE’s net assets. As a result, MUE may invest without limit in illiquid investments.

Except as described above, during the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	69

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BOCES	Board of Cooperative Educational Services

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GOL	General Obligation Ltd

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

SRF	State Revolving Fund

GLOSSARY OF TERMS USED IN THIS REPORT	71

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-7/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$37,638	$37,638	$0	$0	$14,400	$14,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$14,400	$14,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, Soccio and Romaglino have been members of the registrant’s portfolio management team since 2006, 2016 and 2017 respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM’) from 2005 to 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1997 to 2005.
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Christian Romaglino	Director of BlackRock since 2017.

(a)(2) As of July 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	33	0	0	0	0	0
	$29.83 Billion	$0	$0	$0	$0	$0
Phillip Soccio	15	0	0	0	0	0
	$5.93 Billion	$0	$0	$0	$0	$0
Christian Romaglino	12	0	0	0	0	0
	$5.61 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock,

Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2019.

Portfolio Manager	Dollar Range of Equity
Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Phillip Soccio	None
Christian Romaglino[1]	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2019